UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

Muzinich BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[X]    No fee required.
[ ]    Fee paid previously with preliminary materials.
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MUZINICH BDC, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413

July 31, 2026
Dear Stockholder:

You are cordially invited to participate in the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich BDC, Inc. (the “Company,” “we,” “our” or “us”) to be held virtually on September 18, 2026 at 9:00 A.M. Eastern Time. The Annual Meeting will be held solely on the Internet by virtual means. Instructions on how to attend the Annual Meeting can be found at: https://vote.proxyonline.com/muzinich/docs/2026mtg.pdf. You will be able to vote by following the instructions on the enclosed Proxy Card or voting instruction form. At the Annual Meeting, you will be asked to:
1.elect one (1) Class I director of the Company to the board of directors of the Company (the “Board”) to serve for a term of three (3) years, or until her successor is duly elected and qualified;
2.ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.transact such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.
Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement. I, along with members of the Board and the other members of the management of the Company, will be available to respond to stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, the Board urges you to complete, date and sign the enclosed Proxy Card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy by telephone or through the Internet as described on the enclosed Proxy Card as soon as possible.
We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company are very important to us.

Sincerely,
/s/ Cheryl Rivkin
Cheryl Rivkin
Chief Executive Officer

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2026.
Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at https://vote.proxyonline.com/muzinich/docs/2026mtg.pdf.
The following information applicable to the Annual Meeting may be found in the accompanying Proxy Statement and accompanying Proxy Card:
•        the date and time of the Annual Meeting and instructions to participate in the Annual Meeting;
•        a list of the matters intended to be acted on at the Annual Meeting and our recommendations regarding those matters; and
•        any control/identification numbers that you need to access your Proxy Card.
If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact EQ Fund Solutions, LLC, the Company’s proxy solicitor, by calling 1-888-886-4425. Representatives are available to assist you Monday through Friday, 9 A.M. to 10 P.M. Eastern Time.

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MUZINICH BDC, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2026

To the Stockholders of Muzinich BDC, Inc.:
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich BDC, Inc. (the “Company,” “we,” “our” or “us”) will be held virtually on September 18, 2026 at 9:00 A.M. Eastern Time. The Annual Meeting will be held solely on the Internet by virtual means. Instructions on how to attend the Annual Meeting can be found at: https://vote.proxyonline.com/muzinich/docs/2026mtg.pdf. If you would like to attend the Annual Meeting, please send an email to attendameeting@equiniti.com. Please use the email subject line “Muzinich BDC, Inc. Annual Meeting” and include in your email your full name along with your request for the virtual attendance information. That information will be sent back to you, allowing you to attend, listen, vote, and submit questions during the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M. Eastern Time on September 17, 2026.
This Notice of the Annual Meeting of Stockholders (the “Notice”), the enclosed Proxy Statement and the enclosed Proxy Card are first being sent to stockholders on or about July 31, 2026. The Annual Meeting will be held for the following purposes:
1.to elect one (1) Class I director of the Company nominated by the board of directors of the Company (the “Board”) and named in the accompanying Proxy Statement to serve for a term of three (3) years, or until her successor is duly elected and qualified;
2.to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on July 27, 2026. If you are a registered holder, you must register using the Control Number included on your Proxy Card. If you are unable to participate in the Annual Meeting during the scheduled time, please sign the enclosed Proxy Card and return it promptly in the postage-paid return envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your Proxy Card. If there are insufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time to time without notice and without the vote or approval of the stockholders. Thank you for your support of the Company.
By Order of the Board,

/s/ Cheryl Rivkin
Cheryl Rivkin
Chief Executive Officer
New York, New York
July 31, 2026
It is important that your shares be represented at the Annual Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Annual Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Company any additional costs of further proxy solicitations and in order for the Annual Meeting to be held as scheduled. In order to participate in the Annual Meeting virtually, stockholders must send an email to

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attendameeting@equiniti.com. Please use the email subject line “Muzinich BDC, Inc. Annual Meeting” and include in your email your full name along with your request for the virtual attendance information. That information will be sent back to you, allowing you to attend the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M. Eastern Time on September 17, 2026. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares virtually.

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MUZINICH BDC, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2026
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Muzinich BDC, Inc. (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on September 18, 2026 at 9:00 A.M. Eastern Time. The Annual Meeting will be held solely on the Internet by virtual means. Instructions on how to attend the Annual Meeting can be found at: https://vote.proxyonline.com/muzinich/docs/2026mtg.pdf. If you would like to attend the Annual Meeting, please send an email to attendameeting@equiniti.com. Please use the email subject line “Muzinich BDC, Inc. Annual Meeting” and include in your email your full name along with your request for the virtual attendance information. That information will be sent back to you, allowing you to attend, listen, vote, and submit questions during the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M. Eastern Time on September 17, 2026. You will be able to vote by following the instructions on the enclosed Proxy Card or voting instruction form.
This Proxy Statement, the accompanying Proxy Card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are first being sent to stockholders on or about July 31, 2026.
We encourage you to vote your shares by voting at the Annual Meeting virtually or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying Proxy Card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the Proxy Card, based upon the recommendation of the Board, the shares covered by the Proxy Card will be voted FOR the election of the nominee as a director of the Company and FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy solicitor, EQ Fund Solutions, LLC, who coordinates proxy delivery and voting for these banks and brokerage firms. If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of this Proxy Statement, either by paper or electronically, from EQ Fund Solutions, LLC, and will have the opportunity to vote via the Internet or by telephone. Specific instructions to be followed by persons holding shares through a bank or brokerage firm interested in voting via the Internet or by telephone are shown on the enclosed Proxy Card.
Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed Proxy Card.
ANNUAL MEETING INFORMATION
Date and Location
We will hold the Annual Meeting solely by virtual means on September 18, 2026 at 9:00 A.M. Eastern Time.
Admission Requirements
If eligible, you or your proxy may attend the Annual Meeting by sending an email to attendameeting@equiniti.com. Please use the email subject line “Muzinich BDC, Inc. Annual Meeting” and include in your email your full name along with your request for the virtual attendance information. That information will be sent back to you, allowing you to attend, listen, vote, and submit questions during the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M. Eastern Time on September 17, 2026.
Only record or beneficial owners of the Company's common stock as of the close of business on July 27, 2026 or their proxies may attend the Annual Meeting.

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Purpose of the Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.to elect one (1) Class I director of the Company nominated by the Board and named in this Proxy Statement to serve for a term of three (3) years, or until her successor is duly elected and qualified;
2.to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
VOTING INFORMATION
Record Date
The record date for the Annual Meeting is the close of business on July 27, 2026 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 169,101.0 shares of the Company’s common stock outstanding and entitled to vote.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of at least one-third of the common stock issued and outstanding as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
If a quorum is not present at the Annual Meeting, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote, present in person or by proxy at the Annual Meeting, shall have power to adjourn the meeting whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. “Broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time to time without notice and without the vote or approval of the stockholders.
Voting at the Annual Meeting Virtually
If eligible, you or your proxy may attend the Annual Meeting by sending an email to attendameeting@equiniti.com. Please use the email subject line “Muzinich BDC, Inc. Annual Meeting” and include in your email your full name along with your request for the virtual attendance information. That information will be sent back to you, allowing you to attend, listen, vote, and submit questions during the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M. Eastern Time on September 17, 2026.
If you hold shares of common stock through a broker, bank or other holder of record and you want to participate and vote at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.
A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of the director (Proposal I) at the Annual Meeting, but may have discretionary authority to vote on the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal II).
Submitting Voting Instructions for Shares Held Through a Broker
If you hold shares of common stock through a broker, bank, or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the meeting, you must obtain a legal proxy from the record holder of your shares and upload it during the online registration process for the virtual Annual Meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not be permitted to vote your shares on any proposal considered at the meeting.

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Authorizing a Proxy for Shares Held in Your Name
If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf electronically over the Internet, by telephone, or by mail, as described on the enclosed Proxy Card. Authorizing a proxy will not limit your right to vote in person at the meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.
Revoking Your Proxy
If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke your proxy at any time by (1) notifying EQ Fund Solutions, LLC, the Company’s proxy solicitor, (2) submitting a properly executed, later-dated Proxy Card, or voting via Internet or telephone at a later time or (3) participating in the Annual Meeting and voting your shares at the Annual Meeting. Please send your notification to EQ Fund Solutions, LLC at attendameeting@equiniti.com.
If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not by itself revoke your proxy unless you also vote in person at the meeting.
Vote Required
Election of a Director. The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of a director and, therefore, will have no effect on the outcome of such election. If you return the Proxy Card without any instructions, the shares covered by the Proxy Card will be voted FOR the election of the nominee as director in accordance with the recommendation of the Board.
Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026. The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed Proxy Card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. Abstentions and “broker non-votes” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you return the Proxy Card without any instructions, the shares covered by the Proxy Card will be voted FOR the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, in accordance with the recommendation of the Board.
Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time to time without notice and without the vote or approval of the stockholders.
Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding this Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and Proxy Card. The Company has engaged the services of EQ Fund Solutions, LLC for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $8,000, plus reimbursement of certain expenses and fees for additional services requested.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, the director-nominee, or executive officers or employees of the Company, or by Muzinich BDC

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Adviser, LLC (the “Adviser”) and/or its affiliates, including Muzinich & Co., Inc. (“Muzinich & Co.” and together with the Adviser and their other affiliates, collectively, “Muzinich”). No additional compensation will be paid to directors or executive officers of the Company or employees of Muzinich for such services. Under applicable regulations of the Securities and Exchange Commission (the “SEC”), each of the directors, director-nominee, and executive officers of the Company and/or certain employees of Muzinich are “participants” in this proxy solicitation.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, and the executive officers and directors as a group, and any other person or entity known to us to beneficially own 5% or more of the outstanding shares of the Company's common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and interpretive guidance promulgated by the SEC) of the Company.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Muzinich US Private Debt, SCSp(3) 49 Avenue J.F. Kennedy Luxembourg L-1855	107,138.5	63.36%
FCCI Insurance Company 6300 University Parkway Sarasota, FL 34240	40,379.7	23.88%
Interested Directors
Paul Fehre	––	––%
Jeffrey Youle	291.4	0.17%
Independent Directors
Kathleen T. Barr	––	––%
Eric W. Falkeis	––	––%
Steven J. Paggioli	––	––%
Executive Officers
Cheryl Rivkin	––	––%
Jens Ernberg
Rocco DelGuercio	––	––%
Susan Cohen	––	––%
All executive officers and directors as a group (nine persons)	291.4	0.17%
____________
(1)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)    Based on a total of 169,101.0 shares of the Company’s common stock issued and outstanding as of the Record Date.
(3)    Muzinich US Private Debt, SCSp is controlled by Muzinich US Private Debt General Partner, S.à r.l. (“S.à r.l.”). S.à r.l. is the general partner of Muzinich US Private Debt, SCSp and, as such, has the authority to exercise voting or dispositive power with respect to the shares of common stock of the Company owned by Muzinich US Private Debt, SCSp.
Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

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Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
Paul Fehre	None
Jeffrey Youle	Over $100,000
Independent Directors
Kathleen T. Barr	None
Eric W. Falkeis	None
Steven J. Paggioli	None
____________
(1)    The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

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PROPOSAL I: ELECTION OF A DIRECTOR
Our business and affairs are managed under the direction of the Board. Under our Certificate of Incorporation, our Board is divided into three classes. Each class of directors will generally hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two, and three years, respectively. As a result, typically only one class of directors will be up for election at each annual meeting. At each annual meeting of our stockholders following our adoption of a classified board, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.
Our Board is divided into two groups—interested directors and independent directors. Interested directors are "interested persons" of the Company, as defined in Section 2(a)(19) of the 1940 Act and interpretive guidance promulgated by the SEC. A majority of the Board will at all times consist of directors who are not “interested persons” of the Company (the “Independent Directors”).
Ms. Kathleen T. Barr has been nominated for re-election as a director. Ms. Barr has been nominated for a three-year term expiring in 2029. Ms. Barr is not being proposed for election pursuant to any agreement or understanding between herself and the Company. Ms. Barr has consented to being named in this Proxy Statement and to serve as a director if elected at the Annual Meeting. If elected, Ms. Barr will continue to serve as an Independent Director.
Information about the Director-Nominee
The Board has identified certain desired attributes for director-nominees. Each of our directors and the director-nominee has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director-nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director-nominee have been selected such that the Board represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to the director-nominee for election at the Annual Meeting is set forth below, including her name, age, a brief description of her recent business experience, including present occupations and employment, certain directorships that she holds, the year in which she became a director of the Company, and a discussion of the particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that she should serve as a director of the Company, in light of the Company’s business and structure.
The business address for the director-nominee is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Nominee for Director – Term Expiring 2029
Independent Director
Name	Age	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Kathleen T. Barr	71	Independent Director	Since 2019; current term expiring 2026	Retired; Member of the Governing Council, Independent Directors Council (2020 to present)	Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Board of Governors, Investment Company Institute (2019 to present); Professionally Managed Portfolios (2018 to present); William Blair Funds (2013 to present)
Kathleen T. Barr. Ms. Barr has substantial registered investment company experience, including her role as former Chair and current member of the Governing Council for the Independent Directors Council and a member of the Investment Company Institute Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisers LLC in 2009), and the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also

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currently serves on the boards of Muzinich Corporate Lending Fund, Inc., William Blair Funds and Professionally Managed Portfolios. Ms. Barr holds a B.A. in Business Administration from the University of Pittsburgh.
We believe that Ms. Barr’s broad and extensive knowledge of the investment company industry, and in particular, her numerous leadership positions at major firms, qualifies her to serve as a member of the Board.
Current Directors -- Not up for Election at the Annual Meeting
The business address for each of the directors not up for election at the Annual Meeting is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

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Current Directors – Not up for Election at the Annual Meeting
Interested Directors
Name	Age	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Paul Fehre	63	Director and Chairperson of the Board	Since 2019; current term expiring 2027
Chief Financial Officer and Treasurer, Muzinich BDC, Inc. (2019 to April 2026); Chief Financial Officer and Treasurer, Muzinich Corporate Lending Income Fund, Inc. (2023 to April 2026); Chief Operating Officer, Muzinich & Co. (2014 to present)
					Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Muzinich & Co. (2023 to present)
Jeffrey Youle	66	Director	Since 2020; current term expiring 2028	Senior Advisor, Muzinich & Co. (April 2026 to present); Chief Executive Officer and President, Muzinich BDC, Inc. (2020 to April 2026); Chief Executive Officer, Muzinich Corporate Lending Income Fund, Inc. (2023 to April 2026); Co-Head of US Private Debt, Muzinich & Co. (2017 to April 2026)	Muzinich Corporate Lending Income Fund, Inc. (2023 to present)
Independent Directors
Steven J. Paggioli	76	Independent Director	Since 2019; current term expiring 2028	Consultant (2001 to present)	Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Professionally Managed Portfolios (1991 to present); AMG Funds (1993 to 2025)
Eric W. Falkeis	52	Independent Director	Since 2019; current term expiring 2027
Chief Operating Officer, Tidal Financial Group (2024 to present); Chief Growth Officer, Tidal Financial Group (2022 to 2024); Chief Executive Officer, Tidal ETF Services LLC (2018 to present); President, Tidal Trust I (2018 to present); President, Tidal Trust II (2022 to 2024); President, Tidal Trust III (2026 to present); President, Tidal Trust IV (2025 to present); President, Tidal Trust V (2025 to 2026); President, 2023 ETF Series Trust (2025 to present)
					Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Tidal Trust I (2018 to present); Tidal Trust II (2022 to present); Tidal Trust III (2026 to present); Tidal Trust IV (2025 to present); Tidal Trust V (2025 to present); Professionally Managed Portfolios (2013 to present)

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Paul Fehre. In March 2020, Mr. Fehre was appointed Interim Chairperson of the Board and was appointed Chairperson of the Board in March 2021. Mr. Fehre currently serves on the Board of Directors of Muzinich & Co. and as its Chief Operating Officer, as well as Chairperson of the Board of Muzinich Corporate Lending Income Fund, Inc. Mr. Fehre was appointed as the Company’s Chief Financial Officer and Treasurer in August 2019 and as the Chief Financial Officer and Treasurer of Muzinich Corporate Lending Fund, Inc. in September 2023, serving in both roles until April 2026. Prior to joining Muzinich & Co. in 2014, Mr. Fehre was Managing Director and Head of Investment Operations for New York Life Investment Management, where he spent 10 years leading the operations, technology delivery, marketing, client services, administration, and financial functions supporting the Fixed Income Investors division of the firm. Previously, he managed product and project management functions to support the Investor Services division at J.P. Morgan Chase. He also managed the corporate treasury and investment accounting functions at CNA Financial. Mr. Fehre earned a B.S. in Finance and Accounting at Rider University. He holds the Chartered Financial Analyst designation.
Jeffrey Youle. Mr. Youle is a Senior Advisor at Muzinich & Co. and has over 30 years of experience in originating, structuring and investing in private debt and equity of middle market companies. Mr. Youle was appointed as President and Chief Executive Officer of the Company in March 2020, serving in such role until April 2026, and was appointed to the Board as a director in May 2020. In addition to his positions with the Company and Muzinich & Co., Mr. Youle currently serves on the board of Muzinich Corporate Lending Income Fund, Inc. and served as the Chief Executive Officer of that company from September 2023 to April 2026. Prior to joining Muzinich & Co. as Co-Head of US Private Debt, a position he held until April 2026, he was a Managing General Partner of Global Leveraged Capital Management LLC, a firm he co-founded in 2005, and grew capital under management to $1.1 billion at its peak. Previously, he held a number of senior management positions during his 17 years with BNP Paribas, including Head of US Corporate Investment Banking and Executive Committee member, Head of North America Acquisition Finance & Loan Structuring, and Head of NY Merchant Banking, amongst others. Mr. Youle received his B.A. in Economics from Albion College and his M.B.A. in Finance from the University of Michigan.
Steven J. Paggioli. Mr. Paggioli has substantial investment company and investment advisory experience, and he currently serves as an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with investment company and investment advisory organizations and related businesses, including as Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services) from 1986 to 2001. He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. In addition to his role with the Company, Mr. Paggioli also currently serves on the boards of Muzinich Corporate Income Fund, Inc. and Professionally Managed Portfolios, and previously served on the board of AMG Funds until his retirement from such position in December 2025, on the Advisory Board of Sustainable Growth Advisers, LP, the Board of Governors of the Investment Company Institute and the Governing Council of the Independent Directors Council. Mr. Paggioli holds a B.A. in Political Science from the University of Connecticut and a J.D. from the University of Connecticut School of Law.
Eric W. Falkeis. Mr. Falkeis has substantial experience with registered investment companies and financial, accounting, investment and regulatory matters through his former positions as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full-service provider to registered investment companies and alternative investment products. Mr. Falkeis currently serves as Chief Operating Officer and Co-Founder of Tidal Financial Group (January 2024 to present), having formerly served as Chief Growth Officer and Co-Founder there from January 2022 to January 2024, and is also the Chief Executive Officer of Tidal ETF Services LLC (August 2018 to present). He also currently serves as the President and a Trustee of each of Tidal Trust I (since August 2018), Tidal Trust III (since January 2026), and Tidal Trust IV (since January 2025), as a Trustee of Tidal Trust II (since June 2022) and Tidal Trust V (since June 2025), and as President of 2023 ETF Series Trust (since July 2025). He has experience consulting with investment advisors regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as President, Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds (2013 to 2018) and as the President of each of Tidal Trust II (June 2022 to December 2024) and Tidal Trust V (June 2025 to June 2026). Mr. Falkeis also currently serves on the board of Muzinich Corporate Lending Income Fund, Inc. and Professionally Managed Portfolios. Mr. Falkeis holds a Bachelor’s degree in Accounting from Marquette University and is a Certified Public Accountant.
We believe that Messrs. Fehre, Youle, Falkeis and Paggioli’s broad and extensive knowledge of the investment company industry, and particularly their numerous leadership positions at major firms, qualifies them to serve as members of the Board.

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Executive Officers Who Are Not Directors
The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. The business address for the officers is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Name	Age	Position(s)	Term of Office and Length of Time Served
Cheryl Rivkin	56	Chief Executive Officer	Indefinite; Since April 2026
Jens Ernberg	56	President	Indefinite; Since April 2026
Rocco DelGuercio	63	Chief Financial Officer and Treasurer	Indefinite; Since April 2026
Susan Cohen	43	Secretary	Indefinite; Since April 2026
Cheryl Rivkin. Ms. Rivkin was appointed as our Secretary in August 2019 and served in that capacity until April 2026, when she was appointed Chief Executive Officer. Ms. Rivkin currently serves as Muzinich & Co.’s Chief Administrative Officer & Director and as Chief Executive Officer of Muzinich Corporate Lending Income Fund, Inc., previously serving as Secretary of the latter from September 2023 to April 2026. Prior to joining Muzinich & Co. in 2003, Ms. Rivkin was a Vice President at GSC Partners, a US and U.K.-based investment adviser specializing in corporate debt including distressed and mezzanine debt, as well as structured products. Previously, she served as a Director for distressed debt and equity hedge fund investment adviser, Morgens, Waterfall, Vintiadis & Co., Inc. Ms. Rivkin earned a B.A., magna cum laude and Phi Beta Kappa, from Mount Holyoke College where she was a Sarah Williston Scholar, and an M. Phil. in Modern Middle Eastern Studies from Oxford University where she was a Marshall Scholar focusing on development economics and oil policy.
Jens Ernberg. Mr. Ernberg was appointed as our President in April 2026. Mr. Ernberg currently serves as Co-Head of US Private Debt at Muzinich & Co. and as President and Chief Investment Officer of Muzinich Corporate Lending Income Fund, Inc. Prior to joining Muzinich & Co. in 2025, Mr. Ernberg served as a Senior Managing Director and Co-Head of Private Credit at Capital Dynamics, as well as a member of the Private Credit Investment Committee, the firm’s global Executive Committee, and the Responsible Investment Committee. Prior to that, Mr. Ernberg was a portfolio manager and Co-Chief Investment Officer of Credit Suisse Park View BDC and served in various capacities at Credit Suisse, including Managing Director, Co-Head of Credit Special Situations and Director, Senior Research Analyst, on the distressed loan sales & trading desk. Mr. Ernberg was a founding member of Legacy Partners Group, a middle-market M&A advisory firm, where he served as a Senior Vice President, and spent several years as an M&A investment banker with Credit Suisse and Donaldson Lufkin & Jenrette. Mr. Ernberg graduated with a master’s degree in mechanical engineering from the Royal Institute of Technology, Stockholm, Sweden and holds an MBA from the Wharton School of Business at the University of Pennsylvania.
Rocco DelGuercio. Mr. DelGuercio was appointed as our Chief Financial Officer and Treasurer in April 2026. Mr. DelGuercio currently serves as Director of Finance for Private Debt at Muzinich & Co. and as Chief Financial Officer and Treasurer of Muzinich Corporate Lending Income Fund, Inc. Prior to joining Muzinich & Co. in November 2025, Mr. DelGuercio served as Chief Financial Officer and Chief Compliance Officer of Camberline Capital Management, LLC. Prior to joining Camberline, Mr. DelGuercio served as Chief Financial Officer, Chief Compliance Officer, and Treasurer of Investcorp Credit Management BDC, Inc. (formerly known as CM Finance Inc.) and held similar roles with its investment manager (collectively, “Investcorp”). Prior to his roles at Investcorp, Mr. DelGuercio spent more than 10 years at Credit Suisse Asset Management in various capacities, including as Chief Financial Officer and Treasurer of Credit Suisse Park View BDC, Inc., a business development company, Credit Suisse Asset Management Income Fund Inc., and Credit Suisse High Yield Bond Fund. Earlier in his career, Mr. DelGuercio served as a Director at Legg Mason & Co., LLC, where he held various roles. Mr. DelGuercio earned a B.A. in Liberal Arts from College of Staten Island, a B.A. in Business from Chadwick University, and an M.B.A. in Finance from New York Institute of Technology.
Susan Cohen. Ms. Cohen was appointed as our Secretary in April 2026. Ms. Cohen currently serves as a Manager on the Client Service Team for Muzinich & Co. and as Secretary of Muzinich Corporate Lending Income Fund, Inc. Prior to joining Muzinich & Co. in 2017, Ms. Cohen worked in a private family office. Ms. Cohen earned a B.A. with Honors from the University of Chicago in English & Comparative Literature, and an M.A. from Wesleyan University.

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Board Leadership Structure
Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, the Chairperson of the Board presides as chairperson over meetings of our Board and meetings of stockholders. Presently, Mr. Fehre serves as the Chairperson of our Board. Mr. Fehre is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act and interpretive guidance promulgated by the SEC, by virtue of his role as the Chief Operating Officer of Muzinich & Co. and prior positions with the Company as its Chief Financial Officer and Treasurer. We believe that Mr. Fehre’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairperson of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Fehre’s relationship with the Adviser through his role at Muzinich & Co. provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairperson of the Board, but believe these potential conflicts are offset by the broad experience and expertise in the financial services industry of our Independent Directors, each of whom has served on the boards of other investment funds. In addition, the Company has adopted strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Governance and Nominating Committee, each comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us.
We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our Independent Directors typically meet separately (i) as part of each regular Board meeting and (ii) with our Chief Compliance Officer as part of at least one Board meeting each year.
Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which reviews its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Risk Oversight and Board Structure
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) receiving reports from the Company’s Chief Compliance Officer on a regular quarterly basis, as well as with respect to the Chief Compliance Officer’s findings and recommendations from an annual review of the federal securities law compliance programs of the Company and insofar as applicable to the services rendered on behalf of the Company those of the Company’s key service providers, namely, the Company’s investment adviser, administrator, transfer agent and custodian.
Attendance at Board and Committee Meetings
The Board and its committees have regular meetings. A quorum of members is established for each meeting held. During the Company’s fiscal year ended December 31, 2025, the Board met five times.

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Board Committees
Audit Committee. The members of the Audit Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Falkeis serves as Chairperson of the Audit Committee. Our Board has determined that each of Ms. Barr, Mr. Falkeis and Mr. Paggioli is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Pursuant to its Charter, a copy of which is attached to this Proxy Statement as Exhibit A, the Audit Committee is responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee met four times during the fiscal year ended December 31, 2025.
Governance and Nominating Committee. The members of the Governance and Nominating Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Ms. Barr serves as the Chairperson of the Governance and Nominating Committee. Pursuant to its Charter, a copy of which is attached to this Proxy Statement as Exhibit B, the Governance and Nominating Committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles (including criteria related to the selection of director-nominees, as detailed above) and overseeing the evaluation of the Board and our management. The Governance and Nominating Committee will consider nominees properly recommended by our stockholders. The Governance and Nominating Committee met one time during the fiscal year ended December 31, 2025.
Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees, but we do have officers and directors. Each of our executive officers is an employee of our Adviser and/or one of its affiliates. Our day-to-day investment operations will be managed by our Adviser. Most of the services necessary for the origination and management of our investment portfolio will be provided by investment professionals employed by our Adviser and/or its affiliates.
None of our executive officers receive direct compensation from us. Certain of our executive officers and other members of our investment team, through their ownership interest in or management positions with our Adviser, may be entitled to a portion of any profits earned by our Adviser or its affiliates (including any fees payable to our Adviser under the terms of our investment management agreement with the Adviser (the “Investment Management Agreement”), less expenses incurred by our Adviser in performing its services under the Investment Management Agreement). Our Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to our executive officers in addition to their ownership interest.
Compensation of Independent Directors
Each Independent Director is compensated with an annual fee of $60,000 for his or her services as one of our directors and as a member of the Audit Committee and Governance and Nominating Committee. The Committee Chairs may receive additional compensation for their services. The Independent Directors of the Board and members of each such committee will also be reimbursed for travel and other expenses incurred in connection with attending meetings thereof. We may also pay the incidental costs of a director to attend training or other types of conferences relating to the business development company industry. The following table sets forth compensation of the Company’s Independent Directors for the fiscal year ended December 31, 2025.

Name	Fees Earned(1)	Stock Awards(2)	All Other Compensation	Total
Kathleen T. Barr	$60,000	$-	$-	$60,000
Eric W. Falkeis	$60,000	$-	$-	$60,000
Steven J. Paggioli	$60,000	$-	$-	$60,000
______________
(1)    No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Company or the Adviser.
(2)    We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

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Code of Ethics
The Company and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements.
Communications with the Board
Individuals who wish to communicate with the Company’s Board directly may do so by sending a letter addressed to: Board of Directors, Muzinich BDC, Inc., 450 Park Avenue, New York, NY, 10022.
Hedging Transactions and Pledging of Securities
The Board has adopted, as part of the Company's Insider Trading Policy, prohibitions against executive officers and directors of the Company and any director, officer or employee of the Adviser from engaging in hedging transactions involving the Company's common stock, short selling the common stock, or engaging in transactions in put options, call options, or any other derivative securities on an exchange or in any other organized market. The Insider Trading Policy also prohibits holding the Company's common stock in a margin account or otherwise pledging shares of the Company's common stock as collateral for a loan unless the Chief Compliance Officer has provided prior written consent.
Insider Trading Policies
The Company has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations.
Agreements and Related Party Transactions
Investment Management Agreement. The Company has entered into the Investment Management Agreement with the Adviser, located at 450 Park Avenue, New York, New York 10022, pursuant to which the Adviser manages the Company’s investment program and related activities. The advisory fees consist of a management fee and an incentive fee. The cost of both the management fee and the incentive fee is ultimately borne by the Company’s stockholders.
Management Fee. Pursuant to the Investment Management Agreement, the Adviser accrues, on a quarterly basis in arrears, a management fee (the “Management Fee”) equal to 0.25% (i.e., 1.00% annually) of the average of (i) the Company’s net asset value (“NAV”) (excluding uninvested cash and cash equivalents, which are defined for these purposes as money market funds, U.S. government securities and investment grade debt instruments maturing within one year of purchase of such instrument by the Company) at the end of the then-current calendar quarter and (ii) the Company’s NAV (excluding uninvested cash and cash equivalents) at the end of the prior calendar quarter.
For the fiscal years ended December 31, 2025 and 2024, the Company incurred Management Fees of $1,570,999 and $1,729,711, respectively.
Incentive Fee. Pursuant to the Investment Management Agreement, the Company incurs an incentive fee (the “Incentive Fee”) payable to the Adviser. The Incentive Fee will not be released or paid to the Adviser until the liquidation of the Company’s portfolio. The Incentive Fee will accrue throughout the Company’s life, and the Company may set aside assets in anticipation of paying it. However, the Company does not intend to actually pay the Incentive Fee to the Adviser until the end of the life of the Company.
In order to determine the size of the Incentive Fee, the Company will refer to the incentive fee calculation methodology described below (the “Incentive Fee Calculation Methodology”).
For the avoidance of doubt, the Incentive Fee Calculation Methodology is not intended to describe the Company’s actual operations with respect to the making of distributions—and the Incentive Fee Calculation Methodology does not limit the Company’s ability to make distributions to stockholders over the life of the Company (other than the Company’s actual payment of the Incentive Fee upon its liquidation). Rather, the Incentive Fee Calculation Methodology is a tool, the sole purpose of which is to calculate the size of the Incentive Fee.

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To calculate the size of the Incentive Fee, the Company will refer to (1) the amounts and timing of stockholders’ capital contributions to the Company and (2) the amounts and timing of the Company’s distributions, and will analyze those contributions and distributions under the Incentive Fee Calculation Methodology. The Incentive Fee will equal the total amount of distributions that would be made to the Adviser under paragraphs (c) and (d) of the Incentive Fee Calculation Methodology described below.
The Incentive Fee Calculation Methodology is as follows:
(a)First, the Company will make distributions to its stockholders until stockholders have received 100% of their Contributed Capital (as defined below).
(b)Second, the Company will make distributions to its stockholders until stockholders have received a 7% return per annum, compounded annually, on their capital contributions, from the date each capital contribution is made through the date such capital has been returned.
(c)Third, the Company will make distributions to the Adviser under this paragraph (c) until it has received 12.5% of the total amount distributed by the Company under paragraph (b) and this paragraph (c).
(d)Thereafter, any additional amounts that the Company distributes will be paid 87.5% to stockholders and 12.5% to the Adviser.
Notwithstanding anything to the contrary herein, in no event will an amount be paid with respect to the Incentive Fee to the extent it would exceed the limitations set forth in Section 205(b)(3) of the Advisers Act.
“Contributed Capital” is the aggregate amount of capital contributions that have been made by all stockholders of the Company in respect of their shares of common stock. All distributions (or deemed distributions) to stockholders, including investment income (i.e., proceeds received in respect of interest payments, dividends and fees) and proceeds attributable to the repayment or disposition of any investment, will be considered a return of Contributed Capital. Unreturned Contributed Capital equals aggregate Contributed Capital minus cumulative distributions but is never less than zero.
The term “distribution” includes all distributions of the Company’s assets including in respect of proceeds from the full or partial realization of the Company’s investments and income from investing activities and may include amounts treated as return of capital, ordinary income and capital gains for accounting, tax and/or other purposes.
For the fiscal years ended December 31, 2025 and December 31, 2024, the Company did not incur Incentive Fees.
If the Investment Management Agreement is terminated prior to the termination of the Company (other than an instance in which the Adviser voluntarily terminates the agreement), the Company will pay to the Adviser an Incentive Fee payment in connection with such termination (the “Termination Incentive Fee Payment”). The Termination Incentive Fee Payment will be calculated as of the date the Investment Management Agreement is terminated and will equal the amount of Incentive Fee that would be payable to the Adviser if (a) all investments were liquidated for their then-current value (but without taking into account any unrealized appreciation of any investment), and any unamortized deferred investment-related fees would be deemed accelerated, (b) the proceeds from such liquidation were used to pay all the Company’s outstanding liabilities, and (c) the remainder were distributed to stockholders and paid as an Incentive Fee in accordance with the Incentive Fee Calculation Methodology, subject to the limitations set forth in Section 205(b)(3) of the Advisers Act. The Company will make the Termination Incentive Fee Payment in cash on or immediately following the date the Investment Management Agreement is so terminated.
The Investment Management Agreement will remain in full force and effect for two years initially, and will continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Directors and in accordance with the requirements of the 1940 Act and (b) by a vote of a majority of the Board or of a majority of our outstanding voting securities. The Investment Management Agreement may, on 60 days’ written notice to the other party, be terminated in its entirety at any time without the payment of any penalty, by the Company (following determination by the Board or by vote of a majority of the Company’s outstanding voting securities), or by the Adviser. The Investment Management Agreement shall automatically terminate in the event of its assignment. The Board approved the renewal of the Investment Management Agreement at a meeting held on July 14, 2026.
Resource Sharing Agreement. The Adviser has entered into a Resource Sharing Agreement (the “Resource Sharing Agreement”) with Muzinich & Co., pursuant to which Muzinich & Co. provides the Adviser with experienced investment professionals and services so as to enable the Adviser to fulfill its obligations under the Investment Management Agreement. Through the Resource Sharing Agreement, the Adviser draws on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring, and operational experience of Muzinich’s investment

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professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice, which, if terminated, may have a material adverse effect on the Company’s operations.
Reimbursement of Certain Expenses. During the years ended December 31, 2025 and 2024, Muzinich & Co. paid, on behalf of the Company, certain organizational, offering, and operating costs, that have been recorded by the Company. The Company will reimburse Muzinich & Co. for the costs paid on the Company’s behalf. As of December 31, 2025 and 2024, the total costs reimbursable to Muzinich & Co. were $8,752 and $1,608, respectively.
Shares Held by Affiliated Accounts. As of both December 31, 2025 and 2024, certain entities affiliated with the Adviser held shares of the Company. Muzinich US Private Debt, SCSp held 107,138.5 shares of the Company, or approximately 63.4% of the outstanding shares of the Company, on both such dates, and Muzinich & Co. held 1,832.5 shares of the Company, or approximately 1.1% of the outstanding shares of the Company, on both such dates.
Review, Approval, or Ratification of Transactions with Related Persons
The Audit Committee is required to review, in conjunction with the independent auditors and management of the Company, and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Required Vote
The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of the director and, therefore, will have no effect on the outcome of such election. If you validly sign and return a Proxy Card but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of the nominee as a director in accordance with the recommendation of the Board.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

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PROPOSAL II: RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.
The Audit Committee and the Independent Directors of the Board have appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to ratification or rejection by the stockholders of the Company.
The Company is not aware of any direct financial or material indirect financial interest of Deloitte & Touche LLP in the Company or its affiliates.
If requested by any stockholder, representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP as the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Principal Accountant Fees and Services

Service:	For the year ended December 31, 2025	For the year ended December 31, 2024
Audit Fees(1)	$270,000	$340,000
Audit-Related Fees	––	––
Tax Services Fees	$36,868	$77,742
All Other Fees	––	––
Total Fees:	$306,868	$417,742
________________________
(1)    During the fiscal years ended December 31, 2025 and 2024, Deloitte & Touche LLP billed an aggregate of $36,868 and $77,742, respectively, in non-audit fees for services rendered to the Company.
Audit Fees. Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Services Fees. Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding U.S. federal, state, and local tax compliance.
All Other Fees. Other fees would include fees for products and services other than the services reported above.
Aggregate Non-Audit Fees. The aggregate non-audit fees (including the fees described above under “Tax Services Fees” and “All Other Fees”) billed to the Company by Deloitte & Touche LLP during the Company’s fiscal years ended December 31, 2025 and December 31, 2024 for services rendered to the Company and the Company’s accounting affiliates are shown in the table below.

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Fiscal Year Ended	Aggregate Non-Audit Fees	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
December 31, 2025	$36,868	$0	$36,868
December 31, 2024	$77,742	$0	$77,742
Audit Committee Report1
As part of its oversight of the Company’s financial statements, the Audit Committee has reviewed and discussed with both management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2025. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC.
The Audit Committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2025 be included in the Company’s annual report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Audit Committee Members:	Kathleen T. Barr	Eric W. Falkeis	Steven J. Paggioli
Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed Proxy Card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. Abstentions and “broker non-votes” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you validly sign and return but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 in accordance with the recommendation of the Board.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.
SUBMISSION OF STOCKHOLDER PROPOSALS
Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting, if any, must be submitted to us as set forth below.
The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met. The Company expects that the 2027 Annual Meeting of Stockholders will be held in September 2027, but the exact date, time, and location of that meeting have yet to be determined. If the 2027 Annual Meeting of Stockholders is held within thirty (30) days from the first anniversary of the Annual Meeting, a stockholder who intends to present a proposal in the Company’s proxy statement for that annual meeting, including the nomination of a director, must submit the proposal in writing to Secretary of the Company, c/o Muzinich BDC, Inc., at its address of 450 Park Avenue, New York, NY 10022, and the proposal should be received by the Company between March 28, 2027 and 5:00 p.m. Eastern Time on April 27, 2027. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Annual Meeting, a timely notice by the stockholder must be delivered not later than the close of business on the later of the ninetieth (90th) day prior to that annual meeting or the seventh (7th) day following the day on which public announcement of the date of that annual meeting is first made.
The Company’s bylaws contain an advance notice provision requiring that a stockholder who intends to present a proposal for the nomination of a director or other business at the 2027 Annual Meeting of Stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 promulgated under the Exchange Act), must timely submit the proposal in writing to the Secretary of the Company, c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022 and otherwise comply with the advance notice provisions and other requirements of our bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request.
A stockholder’s notice to the Secretary shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the stockholder in such business, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class, series and number of shares of capital stock of the Company which are beneficially owned by the stockholder. In addition, with respect to a stockholders proposal to nominate for election or reelection as Director, such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company which are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
ADDITIONAL INFORMATION
Administrator
U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Company’s administrator.
Householding of Proxy Materials
In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these

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stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Company by calling (212) 888-3413 or by writing to the Secretary of the Company, c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.
AVAILABLE INFORMATION
We will furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other reports as we determine to be appropriate or as may be required by law. We are required to comply with all reporting, proxy solicitation and other applicable requirements under the Exchange Act.
Because we do not currently maintain a corporate website, we do not intend to make available on a website our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. We do, however, provide electronic or paper copies of our filings free of charge upon request.
Stockholders may request a copy of these reports by writing to the Secretary of the Company, c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022, or by calling the Company at (212) 888-3413. Stockholders and the public may also obtain copies of these reports free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov or for a fee, by e-mail request to publicinfo@sec.gov.
YOU ARE KINDLY REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

By order of the Board of Directors,
/s/ Cheryl Rivkin
Cheryl Rivkin
Chief Executive Officer
New York, New York
July 31, 2026

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PRIVACY POLICY
As a business development company and its registered investment adviser, each of the Company and the Adviser, respectively, has adopted policies and procedures to protect the “nonpublic personal information” (“NPI”) of investors. Each of the Company and the Adviser takes seriously its responsibility to maintain the confidentiality of investor information.
Information We Collect
In the course of its capital raising, asset management and related operational activities, each of the Company and the Adviser gains access to non-public personal information about investors in the Company, such as from the following sources:
i.information we receive from you directly, from a consultant or other professional having a relationship with you, and/or from due diligence documents, subscription documents and/or correspondence we receive in connection with processing your transactions or providing services to you; and
ii.information that you submit to, or which reflects your use of, our website or online services and/or that of our affiliates.
Such information may include personal financial and account information, and data or analyses derived from such non-public personal information (collectively referred to as “Confidential Investor Information”).
How We Use Information
Among other things, we may use Confidential Investor Information to service your account or send you annual reports, proxy statements or other information required by law.
Information We Disclose
The Company and the Adviser do not share Confidential Investor Information with any unaffiliated third parties, except in the following circumstances or as may otherwise be permitted or required by law:
i.As necessary to provide the service that the investor requested or authorized, or to maintain and service the investor’s account. The Company and/or the Adviser will require that any financial intermediary, agent or sub-contractor utilized by the Company and/or the Adviser (such as brokers or fund administrators) comply with substantially similar standards for non-disclosure and protection of Confidential Investor Information and use the information provided by the Company and/or the Adviser only for the performance of the specific service requested by the Company and/or the Adviser.
ii.As required by regulatory authorities or law enforcement officials who have jurisdiction over the Company and/or the Adviser, or as otherwise required or permitted by any applicable law. In the event the Company and/or the Adviser is compelled to disclose Confidential Investor Information, the Company and/or the Adviser, if permitted by law, may provide prompt notice to the affected investors, so that the investors may have the opportunity to seek a protective order or other appropriate remedy. If no protective order or other appropriate remedy is obtained and the Company and/or the Adviser is compelled to disclose Confidential Investor Information, the Company and/or the Adviser shall disclose only such information, and only in such detail, to the extent legally required as determined in its reasonable judgment.
iii.To the extent reasonably necessary to prevent fraud, unauthorized transactions or liability.
The Company and the Adviser restrict access to Confidential Client Information to those personnel who need to know such information to provide services to clients.

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PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-888-886-4425 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time
CONTROL NUMBER > 12345678910
MUZINICH BDC, INC.
PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2026
The undersigned, revoking prior proxies, hereby appoints Cheryl Rivkin and Rocco DelGuercio, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the Record Date at the 2026 Annual Meeting of Stockholders of Muzinich BDC, Inc. (the “Company”) to be held on September 18, 2026, at 9:00 A.M. Eastern Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-886-4425. Representatives are available to assist Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to be held on September 18, 2026. The Proxy Statement for this meeting is available at: https://vote.proxyonline.com/muzinich/docs/2026mtg.pdf.

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PROXY CARD
Muzinich BDC, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Company’s Board of Directors, and the Proposals have been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Annual Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1.	To elect one (1) Class I director of the Company, to serve for a term of three (3) years, or until her successor is duly elected and qualified.
	Kathleen T. Barr	○	○
		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	○	○	○
THANK YOU FOR VOTING
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EXHIBIT A
MUZINICH BDC, INC.
AUDIT COMMITTEE CHARTER
I.Purpose
The audit committee (the “Audit Committee”) of Muzinich BDC, Inc., a Delaware corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent registered accounting firm (the “Independent Accountants”), (iii) the performance of the Company’s internal controls and the Independent Accountants and (iv) the compliance by the Company with legal and regulatory requirements as they relate to financial reporting and related matters.
II.Committee Membership
The Audit Committee shall be comprised of the number of directors who are Independent Directors (as defined below) as the Board of Directors shall determine from time to time, such number not to be less than two. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this charter of the Audit Committee (the “Charter”), “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange rules, (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept, directly or indirectly, any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors’ fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and (iv) have not participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chairperson.
Unless the Board of Directors otherwise determines, (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company’s Board of Directors interprets such qualifications in its business judgment, and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liabilities of the designee as compared to the duties, obligations and liabilities otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.
III.Authority
The function of the Audit Committee is oversight. Management2 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The Independent Accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The Independent Accountants are accountable to the Board of Directors and the Audit Committee as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Accountants (subject, if applicable, to stockholder ratification).
Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information
2 For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the Independent Accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company and its investment adviser, administrator, fund accounting agent and other key service providers (other than the Independent Accountants).

technology, internal audit and other non-audit services provided by the Independent Accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.
In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.
The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
IV.Responsibilities
The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the Independent Accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.
Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:
Retention of Independent Accountants and Approval of Services
1.to appoint and retain each year a firm or firms of Independent Accountants to audit the accounts and records of the Company, to approve the terms of compensation of such Independent Accountants and to terminate such Independent Accountants as it deems appropriate;
2.to pre-approve the engagement of the Independent Accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the Independent Accountants), subject to the de minimis exceptions under

Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law (see the “Policy on Pre-Approval of Audit and Non-Audit Services” set forth in Annex A);3
Oversight of the Company’s Relationship with the Independent Accountants
3.to obtain and review a report from the Independent Accountants, at least annually, regarding:
(a)the Independent Accountants’ internal quality-control procedures;
(b)any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Independent Accountants;
(c)any steps taken to deal with any of the issues described in clause (b) above; and
(d)all relationships between the Independent Accountants and the Company;
4.to evaluate the qualifications, performance and independence of the Independent Accountants, including the following:
(a)evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;
(b)considering whether the Independent Accountants’ quality controls are adequate;
(c)considering whether the provision of permitted non-audit services is compatible with maintaining the Independent Accountants’ independence; and
(d)taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function);
5.to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and to consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the Independent Accountants on a regular basis;
6.to oversee compliance with the guidelines set forth in Annex B relating to the Company’s hiring of employees or former employees of the Independent Accountants who participated in any capacity in the audit of the Company;
3 In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the Independent Accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the Independent Accountants to the Company’s investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

7.to discuss with the national office of the Independent Accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;
8.to consider the effect on the Company of:
(a)any changes in accounting principles or practices proposed by management or the Independent Accountants;
(b)any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls;
(c)any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and
(d)regulatory and accounting initiatives on the Company’s financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;
9.to annually review a formal written statement from the Independent Accountants delineating all relationships between the Independent Accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the Independent Accountants their methods and procedures for insuring independence;
10.to interact with the Company’s Independent Accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the Independent Accountants regarding financial reporting;
Financial Statements and Disclosure Matters
11.to review and discuss with management and the Independent Accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;
12.to review and discuss with management and the Independent Accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the Independent Accountants’ reviews of the quarterly financial statements;
13.to meet with the Independent Accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the Independent Accountants, and, as appropriate:
a.to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;
b.to review with management and the Independent Accountants the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the Independent Accountants or any other results of the audits;
c.to consider and review, as appropriate and in consultation with the Independent Accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the Independent Accountants comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;
d.to review with the Independent Accountants their opinions as to the fairness of the Company’s financial statements;
e.to review any accounting adjustments that were noted or proposed by the Independent Accountants but were “passed” (as immaterial or otherwise);
f.to review any communications between the audit team and the Independent Accountants’ national office respecting auditing or accounting issues presented by the engagement;
g.to review any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Accountants to the Company;
h.to review and discuss quarterly reports from the Independent Accountants relating to:
(1)all critical accounting policies and practices to be used;
(2)all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Accountants; and
(3)other material written communications between the Independent Accountants and management, such as any management letter or schedule of unadjusted differences; and
i.to review with the Independent Accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.
14.to prepare the report required by the SEC to be included in the Company’s annual proxy statement;
15.to review analyses prepared by management and/or the Independent Accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

Compliance Oversight
16.to obtain from the Independent Accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;
17.to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations, including pursuant to the Whistleblower Policy attached hereto as Annex C;
18.to establish and maintain the procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:
a.the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
b.the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;
19.to discuss with management and the Independent Accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;
20.to discuss with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements or related compliance policies;
21.to review, to the extent required by applicable law, with both management and the Independent Accountants related-party transactions or dealings with parties related to the Company;
22.to review and discuss with management and the Independent Accountants all off- balance sheet transactions and obligations;
Oversight of the Company’s Internal Audit Function
23.to establish the Company’s procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
24.to consider whether to grant any approvals or waivers sought under the Company’s Code of Ethics (the “Code”) adopted pursuant to the Sarbanes-Oxley Act;
25.to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;
26.to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;
27.to review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10- Q;
28.to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;
Other
29.to review and assess the adequacy of this Charter annually and submit any proposed modifications to the Board of Directors for approval;
30.to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Charter;
31.to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee’s conclusions with respect to the Independent Accountants, and other matters as the Audit Committee may deem necessary or appropriate; and
32.with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.
V.Meetings
Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. Any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a videoconference, conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if a majority of the members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.
A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.

VI.Miscellaneous
The Audit Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Audit Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, the Company’s bylaws or other organizational documents and resolutions and other directives of the Board of Directors.
This Charter is in all respects subject and subordinate to the Company’s bylaws and other organizational documents.
Annexes:
Annex A - Policy on Pre-Approval of Audit and Non-Audit Services
Annex B - Hiring Guidelines for Employees of the Independent Accountants
Annex C - Whistleblower Policy

Approved: August 7, 2019
Approved with amendments: March 21, 2025

Annex A
Policy on Pre-Approval of Audit and Non-Audit Services
I.Statement of Principles
The Audit Committee is required to pre-approve the audit and non-audit services performed by the Independent Accountants in order to assure that the provision of such services to the Company does not impair the independence of the Independent Accountants. Unless a type of service to be provided by the Independent Accountants has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
II.Audit Services
The annual audit services engagement terms and fees will be subject to the specific pre- approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.
In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the Independent Accountants reasonably can provide, such as limited quarterly reviews, comfort letters, statutory audits, attest services, reports on internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act, consents and assistance with and review of documents filed with the SEC.
III.Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the Independent Accountants. All audit-related services must be separately pre- approved by the Audit Committee.
IV.Tax Services
Tax services include tax compliance, tax planning and tax advice. All tax services must be separately pre-approved by the Audit Committee.
V.All Other Services
The Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other Services” that it believes are routine and recurring services, and would not impair the independence of the Independent Accountants. Permissible “All Other Services” must be separately pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
VI.Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the Independent Accountants will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VII.Supporting Documentation
With respect to each proposed pre-approved service, the Independent Accountants will provide an engagement letter to the Audit Committee regarding the specific services to be provided.
VIII.Procedures
Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by the Chief Financial Officer, and must include a statement as to whether, in his or her view, the request or application is consistent with the SEC’s rules on auditor independence.
IX.Confirmation
The Independent Accountants will provide a written confirmation of its independence with respect to the Company to the Audit Committee on an annual basis.

Exhibit 1: Prohibited Non-Audit Services (as outlined in 17 CFR § 210.2-01(c)(4))
•Bookkeeping or other services related to the accounting records or financial statements
•Financial information systems design and implementation
•Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•Actuarial services
•Internal audit outsourcing services
•Management functions
•Human resources
•Broker-dealer, investment adviser, or investment banking services
•Legal services
•Expert services unrelated to the audit
•Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

Annex B
Hiring Guidelines for Employees of the Independent Accountants
The Audit Committee has adopted the following practices regarding the hiring by the Company of any employee of its Independent Accountants who participated in any capacity in the audit of the Company.
1.No member of the audit team that is auditing the Company may be hired by the Company in a financial reporting oversight role (as defined in the Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the Exchange Act) for a period of one year following association with such audit.
2.The Company’s Chief Financial Officer shall report annually to the Audit Committee the profile of the preceding year’s hires from the Independent Accountants.

Annex C
WHISTLEBLOWER POLICY
Submission of Comments to Audit Committee
Muzinich BDC, Inc. (the “Company”) encourages employees to maintain open lines of communication and share comments and concerns they may have with members of management and if necessary, with the Audit Committee of the Board of Directors of the Company (“Audit Committee”). Feedback from employees on matters related to their employment or the Company’s operations including its financial statement disclosures, accounting, internal accounting controls or auditing matters is greatly appreciated and helps to build a stronger organization. An employee should report suspected violations of applicable laws, rules, regulations, the Code of Business Conduct, and the Code of Ethics to his or her supervisor, a member of senior management, or to the Chief Compliance Officer.
Employees of the Company may submit, on a confidential, anonymous basis if the employee so desires, comments related to, among other things, financial statement disclosures, accounting, internal accounting controls or auditing matters. Such comments should be set forth in writing, sealed in an envelope or submitted via e-mail, and addressed to the Chief Compliance Officer if an employee would like management to review the comments, or to the Chairman of the Audit Committee, which should be labeled: “To be opened by the Audit Committee only.” Employees may also deliver such envelopes in the Company’s internal mail system or deliver it by hand to the Chief Compliance Officer, who will deliver it unopened to the Chairman of the Audit Committee. If an employee would like to discuss matters with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she may be contacted if the Audit Committee deems it appropriate.
The Audit Committee reviews and considers such comments that it has received and may take action that it deems appropriate in order to respond thereto. The Audit Committee may request special treatment for a comment, including the retention of outside counsel or other advisors. The Audit Committee retains such comments for a period of no less than five years.
The Company’s Code of Business Conduct and the Code of Ethics prohibit any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve business conduct or ethical concerns.
Officers and employees should understand that nothing contained in this policy limits or impedes an officer or employee’s ability to report concerns or comments directly with the SEC or any other federal, state or local governmental agency or commission (“Government Agencies”). Officer and employees further understand that the policy does not limit an officer or employee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agencies or other authority, including providing documents or other information, without notice to the Company. The Policy does not limit employees’ right to receive an award for information provided to any Government Agencies or other authority.

EXHIBIT B

MUZINICH BDC, INC.
GOVERNANCE AND NOMINATING COMMITTEE CHARTER
I.Purpose
The Governance and Nominating committee (the “Governance and Nominating Committee”) of Muzinich BDC, Inc., a Delaware corporation (together with any successor thereto, the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) pursuant to authority delegated to it by the Board of Directors to (i) select, research and nominate qualified nominees to be elected to the Board of Directors by the Company’s shareholders at the annual shareholders meeting; (ii) select qualified nominees to fill any vacancies on the Board of Directors or a committee thereof (consistent with criteria approved by the Board of Directors); (iii) oversee the evaluation of the Board of Directors and management; and (iv) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Governance and Nominating Committee.
II.Committee Membership
The Governance and Nominating Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Governance and Nominating Committee shall be comprised solely of Independent Directors. For purposes of this charter of the Governance and Nominating Committee (this “Charter”), “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of Directors shall designate the members of the Governance and Nominating Committee. The Board of Directors shall have the power at any time to change the membership of the Governance and Nominating Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Governance and Nominating Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Governance and Nominating Committee shall select its Chairman.
III.Authority
In discharging its responsibilities, the Governance and Nominating Committee shall have authority to retain outside counsel or other consultants in the Governance and Nominating Committee’s sole discretion. The Governance and Nominating Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Governance and Nominating Committee shall have the authority to create subcommittees with such powers as the Governance and Nominating Committee shall from time to time confer.

IV.Responsibilities
The following are the general responsibilities of the Governance and Nominating Committee and are set forth only for its guidance. The Governance and Nominating Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Governance and Nominating Committee are as follows:
1.The Governance and Nominating Committee shall consider and recruit candidates to fill positions on the Board of Directors (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board of Directors (or a committee thereof), an increase in the size of the Board of Directors (or a committee thereof) or otherwise. In considering potential candidates, the Governance and Nominating Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure. The Governance and Nominating Committee shall seek to enhance the perspectives and experiences of the Board of Directors through diversity in gender, ethnic background, geographic origin and professional experience.
2.The Governance and Nominating Committee shall establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:
(a)to the extent required, compliance with the independence and other applicable requirements of the 1940 Act and the SEC, all other applicable laws, rules and regulations and the criteria, policies and principles set forth in this Charter; and
(b)the ability to contribute to the effective oversight and/or management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.
In addition, the Governance and Nominating Committee may consider, with respect to an individual being considered for election or appointment as a member of the Board of Directors, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.
3.The Governance and Nominating Committee shall recommend the director and committee member nominees for approval by the Board of Directors and, if applicable, election by the shareholders of the Company.

4.The Governance and Nominating Committee shall consider shareholder recommendations for possible nominees for election as members of the Board of Directors.
5.The Governance and Nominating Committee shall annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Director’s anticipated needs.
6.The Governance and Nominating Committee shall, upon a significant change in a member of the Board of Directors’ personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board of Directors, review, as appropriate, the continued membership of such member on the Board of Directors.
7.The Governance and Nominating Committee shall report to the Board of Directors its conclusions with respect to the matters that the Governance and Nominating Committee has considered.
8.The Governance and Nominating Committee shall establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.
9.The Governance and Nominating Committee shall review the desirability of term limits for members of the Board of Directors and recommend to the Board of Directors policies in this regard from time to time.
10.The Governance and Nominating Committee shall evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company’s management and whether the Chairman of the Board of Directors is an “interested person” of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure. If the Chairman of the Board of Directors is an “interested person” of the Company, the Governance and Nominating Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.
11.The Governance and Nominating Committee shall oversee the evaluation of the Board of Directors and executive officers of the Company. In discharging this responsibility, the Governance and Nominating Committee shall solicit comments from all members of the Board of Directors and report annually to the Board of Directors on the results of such evaluation.
12.The Governance and Nominating Committee shall review periodically with the Chairman of the Board of Directors and the Chief Executive Officer of the Company the succession plans relating to positions held by executive officers of the Company and make recommendations to the Board of Directors with respect to the process for selection, and the selection, of individuals to occupy these positions.

13.The Governance and Nominating Committee shall review and reassess the adequacy of this Charter annually and submit any proposed modifications to the Board of Directors for approval.
14.The Governance and Nominating Committee shall conduct an annual evaluation of the Board of Directors and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board of Directors at the end of such evaluation. The Governance and Nominating Committee shall discuss the annual evaluation with the full Board of Directors following the end of each fiscal year.
15.The Governance and Nominating Committee shall monitor compliance with the Company’s Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time, including reviewing with the Chief Compliance Officer of the Company the adequacy and effectiveness of the Company’s procedures to ensure proper compliance. The Governance and Nominating Committee shall also recommend amendments to the Company’s Code of Conduct to the Board of Directors as the Governance and Nominating Committee may deem appropriate.
16.The Governance and Nominating Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Governance and Nominating Committee deems appropriate in connection with the performance of its responsibilities.
17.The Governance and Nominating Committee will evaluate its own performance at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Governance and Nominating Committee with the requirements of this Charter.
18.The Governance and Nominating Committee will review the provisions of this Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Directors.
V.Meetings
Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Governance and Nominating Committee shall meet from time to time at the direction of its Chairman, provided that the Governance and Nominating Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The Chairman of the Governance and Nominating Committee or any two members of the Governance and Nominating Committee may fix the time and place of the Governance and Nominating Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Governance and Nominating Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Governance and Nominating Committee may also be taken without a meeting if all members of the Governance and Nominating Committee consent thereto in writing. The Governance and Nominating Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Governance and Nominating Committee may invite any member of the Board of Directors who is not a member of the Governance and Nominating Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Governance and Nominating Committee, in its sole discretion, considers appropriate.
A majority, but not less than two, of the members of the Governance and Nominating Committee shall be present at any meeting of the Governance and Nominating Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Governance and Nominating Committee. In the absence or disqualification of any member of the Governance and Nominating Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.
Last Approved: May 13, 2025